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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the reference of Arthur Andersen LLP under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP
                                                 Fort Worth, Texas

August 21, 1998